UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed on Form 8-K filed on May 5, 2015 with the Securities and Exchange Commission (the “Original 8-K”), the Compensation Committee of the Board of Directors and the Board of Directors of Genie Energy Ltd. (the “Registrant”) approved an amended compensation arrangement between the Registrant and Avi Goldin. The Original 8-K outlined the understanding reached between the Registrant and Mr. Goldin pending the signing of a formal agreement. The Registrant entered into an Addendum to the Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Goldin, which is effective as of April 20, 2015, formalizing the understanding outlined in the Original 8-K.

A copy of the Addendum to the Employment Agreement is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.01	Addendum to the Amended and Restated Employment Agreement, dated as of April 20, 2015, between the Registrant and Avi Goldin.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

	By:	/s/ Howard S. Jonas
Howard S. Jonas
Chief Executive Officer

Dated: May 14, 2015

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EXHIBIT INDEX

Exhibit Number	Document
10.01	Addendum to the Amended and Restated Employment Agreement, dated as of April 20, 2015, between the Registrant and Avi Goldin.